UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

DENALI CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue
27th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 9, 2024, the shareholders of Denali Capital Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) for the following purposes:

(1)	to consider and vote upon a proposal to approve by ordinary resolution (i) the Business Combination (as defined in the Merger Agreement), (ii) the adoption of the Agreement and Plan of Merger, dated as of January 25, 2023 (as amended by the Amendment to and Consent under Agreement and Plan of Merger dated April 11, 2023, the “Merger Agreement”), by and among the Company, Denali SPAC Holdco, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Holdco”), Denali SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Denali Merger Sub”), Longevity Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Longevity Merger Sub”), Longevity Biomedical, Inc., a Delaware corporation (“Longevity”) and Bradford A. Zakes, solely in the capacity as a seller representative, (iii) the Plan of Merger in the form set forth in Annex B to the Proxy Statement (as defined herein) and (iv) the transactions contemplated by the Merger Agreement (the “Business Combination Proposal”);

(2)	to consider and vote upon a proposal to approve by special resolution the Denali Merger (as defined in the Proxy Statement) and related Plan of Merger and to authorize the merger of Denali Merger Sub with and into the Company, with the Company surviving the merger (the “Merger Proposal”);

(3)	to consider and vote upon a proposal to approve by ordinary resolution the alteration of the authorized share capital of the Company at the effective time of the Denali Merger by (a) the reclassification and re-designation of (i) 200,000,000 issued and unissued Class A ordinary shares of a par value of US$0.0001 each to 200,000,000 issued and unissued ordinary shares of a par value of US$0.0001 each; (ii) 20,000,000 issued and unissued Class B ordinary shares of a par value of US$0.0001 each to 20,000,000 issued and unissued ordinary shares of a par value of US$0.0001 each; and (iii) 1,000,000 authorized but unissued preference shares of a par value of US$0.0001 each to 1,000,000 authorized but unissued ordinary shares of a par value of US$0.0001 each (the “Re-designation”); and (b) immediately following the Re-designation, the consolidation of every 100 issued and unissued ordinary shares of a par value of US$0.0001 each into one ordinary share of a par value of US$0.01 each (the “Consolidation”), such that following such Re-designation and Consolidation, the authorized share capital of the Company shall be US$22,100 divided into 2,210,000 shares of a par value of US$0.01 each (the “Share Capital Proposal”);

(4)	to consider and vote upon two separate proposals to approve by special resolutions, with effect from the effective time of the Denali Merger, (a) the change of name of the Company to “LBI Sub 2, Inc.” and (b) the adoption of the Proposed Cayman Constitutional Documents (the “Organizational Documents Proposals”);

(5)

to consider and vote upon by ordinary resolution, on a non-binding advisory basis, each of the following proposals 5A-5F:

5a. Change the Authorized Capital – to approve and adopt provisions in the proposed certificate of incorporation (the “Proposed Certificate of Incorporation”) attached as Annex H to the definitive proxy statement relating to the Shareholder Meeting filed by the Company with the Securities and Exchange Commission on December 15, 2023 (the “Proxy Statement”), to authorize 200,000,000 shares of Holdco common stock and 2,000,000 shares of Holdco preferred stock, par value $0.0001 per share, compared to the currently authorized capital stock of the Company of 200,000,000 Denali class A ordinary shares, 20,000,000 Denali class B ordinary shares and 1,000,000 preference shares, par value $0.0001 per share.

5b. Change the Process to Amend the Bylaws – to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that the board of directors of Holdco (the “Holdco Board”) have the power to adopt, amend, alter or repeal the proposed bylaws attached as Annex J to the Proxy Statement (the “Proposed Bylaws”) and that the Proposed Bylaws may also be adopted, amended, altered or repealed by the stockholders by the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of Holdco entitled to vote generally in the election of directors, voting together as a single class.

5c. No Right to Call Special Meetings – to approve and adopt provisions in the Proposed Certificate of Incorporation providing that, unless required by law, special meetings of stockholders may only be called by the Holdco Board. Holdco’s chief executive officer, or the chairman of the Holdco Board.

5d. Action by Written Consent of the Stockholders – to approve and Proposed Bylaws to provide that (i) no action shall be taken by the stockholders of Holdco except at an annual or special meeting of stockholders called in accordance with the Bylaws, and (ii) no action shall be taken by the stockholders by written consent.

5e. Appointment and Removal of Directors – to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that (i) a person may be appointed to be a director, either to fill a vacancy or as an additional director, only by affirmative vote of a majority of Holdco Board and that (ii) a director may be removed from office at any time, but only for cause, by the holders of a majority in voting power of the shares of capital stock of Holdco then entitled to vote at an election of directors.

5f. Delaware as Exclusive Forum – to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that, unless a majority of the Holdco Board consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the United States District Court for the District of Delaware), to the fullest extent permitted by law, will be the sole and exclusive forum for the types of actions or proceedings under Delaware statutory or common law , and the United States District Court for the District of Delaware will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

(6)	to consider and vote upon a proposal to approve and assume by ordinary resolution the Longevity Biomedical, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan”) and any grants or awards issued thereunder (the “Incentive Plan Proposal”); and

(7)	to consider and vote upon a proposal to approve by ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the extraordinary general meeting or for the approval of one or more proposals at the extraordinary general meeting or to the extent necessary to ensure that any required supplement or amendment to the proxy statement is provided to Denali shareholders (the “Adjournment Proposal”).

As of the record date for the Shareholder Meeting, there were 5,047,829 Class A ordinary shares and 2,062,500 Class B ordinary shares issued and outstanding. At the Shareholder Meeting, there were 5,206,427 ordinary shares of the Company voted by proxy or in person, which constituted a quorum.

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Business Combination Proposal

For	Against	Abstain	Broker Non-Votes
5,196,327	10,100	0	0

Accordingly, the Business Combination Proposal was approved.

Merger Proposal

For	Against	Abstain	Broker Non-Votes
5,196,326	10,101	0	0

Accordingly, the Merger Proposal was approved.

Share Capital Proposal

For	Against	Abstain	Broker Non-Votes
5,083,524	122,893	10	0

Accordingly, the Share Capital Proposal was approved.

Organizational Documents Proposals

For	Against	Abstain	Broker Non-Votes
5,196,316	10,101	10	0

Accordingly, the Organizational Documents Proposals were approved.

Non-Binding Governance Proposals

Change the Authorized Capital Stock

For	Against	Abstain	Broker Non-Votes
5,083,524	122,893	10	0

Accordingly, the Change the Authorized Capital Stock Proposal was approved.

Change the Process to Amend the Bylaws

For	Against	Abstain	Broker Non-Votes
5,195,441	10,966	20	0

Accordingly, the Change the Process to Amend the Bylaws Proposal was approved.

No Right to Call Special Meetings

For	Against	Abstain	Broker Non-Votes
5,082,649	123,758	20	0

Accordingly, the No Right to Call Special Meeting Proposal was approved.

Action by Written Consent of the Stockholders

For	Against	Abstain	Broker Non-Votes
5,195,441	10,966	20	0

Accordingly, the Action by Written Consent of the Stockholders Proposal was approved.

Appointment and Removal of Directors

For	Against	Abstain	Broker Non-Votes
5,195,452	10,965	10	0

Accordingly, the Appointment and Removal of Directors Proposal was approved.

Delaware as Exclusive Forum

For	Against	Abstain	Broker Non-Votes
5,196,316	10,101	10	0

Accordingly, the Action by Written Consent of the Stockholders Proposal was approved.

Incentive Plan Proposal

For	Against	Abstain	Broker Non-Votes
5,082,649	123,758	20	0

Accordingly, the Incentive Plan Proposal was approved.

As there were sufficient votes to approve the Business Combination Proposal, the Merger Proposal, the Share Capital Proposal, the Organizational Documents Proposals, the Non-Binding Governance Proposals and the Incentive Plan Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Effective upon the approval of the Organizational Documents Proposals, on January 9, 2024, the amended and restated memorandum and articles of association of the Company were amended pursuant to the form set forth in Annex G to the Proxy Statement.

Item. 8.01 Other Events.

Shareholders holding 4,440,202 public shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). The Company plans to close the Business Combination as described in the Proxy Statement and may continue to accept reversal of redemption requests until closing of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Dated: January 9, 2024	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer